BANC OF AMERICA COMMERCIAL MORTGAGE INC.

This diskette accompanies the preliminary prospectus supplement and prospectus
(together, the "Preliminary Prospectus") relating to the Commercial Mortgage
Pass-Through Certificates Series 2005-5 (the "Certificates").

The information set forth on this diskette is an electronic copy of certain information set forth on Annexes A and B to the Preliminary Prospectus. This diskette should be reviewed only in conjunction with the entire Preliminary
Prospectus. This diskette does not contain all relevant information relating to the Certificates, particularly with respect to the structure of the underlying trust fund and the risks and special considerations associated with an investment in the Certificates. Such information is described in the Preliminary
Prospectus.

Information on this diskette is subject to completion. The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor should carefully review, and rely solely on, the final prospectus. NOTHING IN THIS DISKETTE
SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE
CERTIFICATES.

                                     ANNEX A
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                LOAN
  SEQUENCE      NUMBER    LOAN ORIGINATOR      PROPERTY NAME                                      PROPERTY ADDRESS
 ---------      ------    ---------------      -------------                                      ----------------

     1         20050796   Barclays             417 Fifth Avenue                                   417 Fifth Avenue
     13         59176     Bank of America      Park Central                                       1555 Galindo Street
     26         59177     Bank of America      Bella Terra                                        12101 Greenhaven
     37         59219     Bank of America      Elizabeth Arden                                    1751 Blue Hills Drive NE
     56        20051072   Barclays             Hampton Inn-Sarasota                               5995 Cattleridge Boulevard
     58        20051059   Barclays             Hilton Garden Inn Sarasota-Bradenton Airport       8270 North Tamiami Trail
     61        20051074   Barclays             Holiday Inn Express-Siesta Key                     6600 South Tamiami Trail
     66        20051075   Barclays             AmericInn Hotel & Suites                           5931 Fruitville Road
     67         58880     Bank of America      Paradise Shoppes of Warner Robins                  1114 GA Highway 96
     69         58879     Bank of America      CVS/Eckerd Portfolio (Roll  Up)                    Various
     74         58887     Bank of America      CVS Portfolio (Roll Up)                            Various
     76         59216     Bank of America      Country Club Shopping Center                       300 Southwest 29th Street
     86         58881     Bank of America      Galvez Shopping Center                             6228 Broadway Street
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTALS/WEIGHTED AVERAGE
====================================================================================================================================

(i) Administrative Fee Rate includes the Sub-Servicing Fee Rate.

(ii) For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day yr., or a 365-day yr., the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day yr. consisting of twelve
30-day months. The actual amortization would be longer.

                                                                      ZIP               PROPERTY
  SEQUENCE     COUNTY         CITY                     STATE          CODE                TYPE                PROPERTY SUBTYPE
 ---------     ------         ----                     -----          ----                ----                ----------------

     1       New York         New York                   NY           10016               Office                      CBD
     13      Contra Costa     Concord                    CA           94520             Multifamily                  Garden
     26      Snohomish        Mukilteo                   WA           98275             Multifamily                  Garden
     37      Roanoke City     Roanoke                    VA           24012             Industrial           Distribution/Warehouse
     56      Sarasota         Sarasota                   FL           34232                Hotel                Limited Service
     58      Manatee          Sarasota                   FL           34243                Hotel                Limited Service
     61      Sarasota         Sarasota                   FL           34231                Hotel                Limited Service
     66      Sarasota         Sarasota                   FL           34232                Hotel                Limited Service
     67      Houston          Kathleen                   GA           31047               Retail                    Anchored
     69      Various          Various                  Various       Various              Retail                    Anchored
     74      Various          Various                  Various       Various              Retail                    Anchored
     76      Shawnee          Topeka                     KS           66611               Retail                    Anchored
     86      Galveston        Galveston                  TX           77551               Retail                Shadow Anchored
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                              CUT-OFF                                                                        SUB-          NET
              ORIGINAL         DATE        MATURITY DATE        LOAN             MORTGAGE  ADMINISTRATIVE  SERVICING     MORTGAGE
  SEQUENCE     BALANCE        BALANCE         BALANCE           TYPE               RATE     FEE RATE (i)    FEE RATE       RATE
  --------     -------        -------         -------           ----               ----     ------------    --------       ----

     1       116,000,000     116,000,000     116,000,000    Interest Only          5.440%       0.041%        0.020%      5.399%
     13       37,650,000      37,650,000      37,650,000     Interest Only         5.490%       0.041%        0.030%      5.449%
     26       23,350,000      23,350,000      23,350,000     Interest Only         5.490%       0.041%        0.030%      5.449%
     37       16,500,000      16,500,000      16,500,000     Interest Only         5.363%       0.041%        0.030%      5.322%
     56        9,824,000       9,824,000       9,424,663      IO, Balloon          5.350%       0.041%        0.020%      5.309%
     58        9,440,000       9,440,000       9,058,239      IO, Balloon          5.380%       0.041%        0.020%      5.339%
     61        8,510,000       8,510,000       8,162,890      IO, Balloon          5.330%       0.041%        0.020%      5.289%
     66        7,895,000       7,895,000       7,574,075      IO, Balloon          5.350%       0.041%        0.020%      5.309%
     67        7,286,000       7,286,000       7,286,000     Interest Only         4.718%       0.041%        0.030%      4.677%
     69        7,212,548       7,212,548       7,212,548     Interest Only         4.600%       0.041%        0.030%      4.559%
     74        6,188,000       6,188,000       6,188,000     Interest Only         4.668%       0.041%        0.030%      4.627%
     76        5,850,000       5,850,000       5,526,265      IO, Balloon          5.366%       0.111%        0.100%      5.255%
     86        4,470,000       4,470,000       4,470,000     Interest Only         4.668%       0.041%        0.030%      4.627%
-----------------------------------------------------------------------------------------------------------------------------------
                            $260,175,548
===================================================================================================================================

                                                                ORIGINAL     ORIGINAL                         REMAINING
                           FIRST      INTEREST                   TERM TO   AMORTIZATION  INTEREST              TERM TO
               NOTE       PAYMENT      ACCRUAL        MONTHLY    MATURITY     TERM         ONLY    SEASONING   MATURITY    MATURITY
  SEQUENCE     DATE         DATE      METHOD (ii)     PAYMENT    (MONTHS)  (MONTHS)(ii)   PERIOD    (MONTHS)   (MONTHS)      DATE
  --------     ----         ----      -----------     -------    --------  ------------   ------    --------   --------      ----

     1       8/10/2005    10/1/2005    Actual/360      533,170     60                       60          1         59       9/1/2010
     13      8/4/2005     10/1/2005    Actual/360      174,641     60                       60          1         59       9/1/2010
     26      8/4/2005     10/1/2005    Actual/360      108,310     60                       60          1         59       9/1/2010
     37      7/29/2005    9/1/2005     Actual/360      74,765      60                       60          2         58       8/1/2010
     56      8/15/2005    10/1/2005    Actual/360      57,375      60          324          30          1         59       9/1/2010
     58      8/15/2005    10/1/2005    Actual/360      55,304      60          324          30          1         59       9/1/2010
     61      8/15/2005    10/1/2005    Actual/360      49,598      60          324          30          1         59       9/1/2010
     66      8/15/2005    10/1/2005    Actual/360      46,109      60          324          30          1         59       9/1/2010
     67      8/12/2005    10/1/2005      30/360        28,646      60                       60          1         59       9/1/2010
     69      8/31/2005    10/1/2005      30/360        27,648      60                       60          1         59       9/1/2010
     74      8/30/2005    10/1/2005      30/360        24,071      60                       60          1         59       9/1/2010
     76      8/18/2005    10/1/2005    Actual/360      32,726      60          360          12          1         59       9/1/2010
     86      6/14/2005    8/1/2005       30/360        17,388      60                       60          3         57       7/1/2010
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

              CROSS-COLLATERALIZED     RELATED
  SEQUENCE            LOANS             LOANS          PREPAYMENT PENALTY DESCRIPTION (PAYMENTS)      YIELD MAINTENANCE TYPE
  --------            -----             -----          -----------------------------------------      ----------------------

     1                                                        LO(56)/OPEN(4)/DEFEASANCE
     13                               BACM 05-5-C         LO(6)/GRTR1%PPMTorYM(29)/OPEN(25)           Int Diff (MEY) End of YM
     26                               BACM 05-5-C         LO(6)/GRTR1%PPMTorYM(29)/OPEN(25)                Int Diff (MEY)
     37                                                       LO(56)/OPEN(4)/DEFEASANCE
     56                               BACM 05-5-G             LO(56)/OPEN(4)/DEFEASANCE
     58                               BACM 05-5-G             LO(56)/OPEN(4)/DEFEASANCE
     61                               BACM 05-5-G             LO(56)/OPEN(4)/DEFEASANCE
     66                               BACM 05-5-G             LO(56)/OPEN(4)/DEFEASANCE
     67                               BACM 05-5-H         LO(23)/GRTR1%PPMTorYM(34)/OPEN(3)                Int Diff (BEY)
     69                               BACM 05-5-H         LO(23)/GRTR1%PPMTorYM(34)/OPEN(3)                Int Diff (BEY)
     74                               BACM 05-5-H         LO(23)/GRTR1%PPMTorYM(34)/OPEN(3)                Int Diff (BEY)
     76                                                       LO(56)/OPEN(4)/DEFEASANCE
     86                               BACM 05-5-H         LO(23)/GRTR1%PPMTorYM(34)/OPEN(3)                Int Diff (BEY)
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

                                     ANNEX A
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                  LOAN                                                                          APPRAISAL          APPRAISAL
   SEQUENCE      NUMBER   LOAN ORIGINATOR   PROPERTY NAME                                       VALUE (iv)            DATE
   --------      ------   ---------------   -------------                                       ----------            ----

     1          20050796  Barclays          417 Fifth Avenue                                   157,000,000         4/21/2005
     13          59176    Bank of America   Park Central                                        51,710,000         3/8/2005
     26          59177    Bank of America   Bella Terra                                         29,860,000         3/8/2005
     37          59219    Bank of America   Elizabeth Arden                                     22,400,000         6/29/2005
     56         20051072  Barclays          Hampton Inn-Sarasota                                15,500,000         7/1/2005
     58         20051059  Barclays          Hilton Garden Inn Sarasota-Bradenton Airport        15,000,000         7/1/2005
     61         20051074  Barclays          Holiday Inn Express-Siesta Key                      13,200,000         7/1/2005
     66         20051075  Barclays          AmericInn Hotel & Suites                            12,500,000         7/1/2005
     67          58880    Bank of America   Paradise Shoppes of Warner Robins                   13,300,000         7/1/2005
     69          58879    Bank of America   CVS/Eckerd Portfolio (Roll  Up)                     13,190,000          Various
     74          58887    Bank of America   CVS Portfolio (Roll Up)                             11,480,000          Various
     76          59216    Bank of America   Country Club Shopping Center                        8,700,000          7/9/2005
     86          58881    Bank of America   Galvez Shopping Center                              8,240,000          3/26/2005
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

                                                                         TOTAL                                          TOTAL
                                                                         UNITS/          UNITS/                      BALANCE PER
                                                                           SF/             SF/                         UNIT/SF/
             CUT-OFF DATE LTV    BALLOON OR ARD       YEAR BUILT/         PADS/           PADS/       NET RENTABLE       PAD/
  SEQUENCE       RATIO (iv)        LTV RATIO           RENOVATED          KEYS            KEYS          AREA (SF)        KEY
  --------       ----------        ---------           ---------          ----            ----          ---------        ---

     1             73.9%              73.9%            1912/2003         392,190           SF            392,190         296
     13            72.8%              72.8%              2003              259           Units           245,532       145,367
     26            78.2%              78.2%              2002              235           Units           249,263        99,362
     37            73.7%              73.7%              1990            399,182           SF            399,182          41
     56            63.4%              60.8%            1996/2004           121            Keys           60,599         81,190
     58            62.9%              60.4%              2001              115            Keys           71,328         82,087
     61            64.5%              61.8%            1986/2004           131            Keys           54,940         64,962
     66            63.2%              60.6%            1999/2004           111            Keys           70,672         71,126
     67            54.8%              54.8%              2004            70,747            SF            70,747          103
     69            54.7%              54.7%             Various          49,453            SF            49,453          146
     74            53.9%              53.9%              1999            33,640            SF            33,640          184
     76            67.2%              63.5%            1987/1990         97,400            SF            97,400           60
     86            54.2%              54.2%              2004            30,197            SF            30,197          148
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

                              OCCUPANCY                                                                 U/W
               OCCUPANCY       AS OF           U/W           U/W           U/W          U/W          REPLACEMENT
  SEQUENCE      PERCENT         DATE         REVENUES      EXPENSES     CASH FLOW       DSCR          RESERVES
  --------      -------         ----         --------      --------     ---------       ----          --------

     1           83.0%        7/28/2005     15,358,960     6,435,906    8,303,036       1.30x          78,438
     13          93.1%         7/7/2005      4,246,622     1,382,005    2,827,354       1.35x          37,262
     26          91.2%         7/8/2005      2,870,576     1,063,561    1,763,770       1.36x          43,245
     37          100.0%       10/1/2005      1,653,102      49,593      1,485,482       1.66x          39,918
     56          88.6%        6/30/2005      3,449,043     2,053,215    1,257,866       1.83x          137,962
     58          87.1%        6/30/2005      3,821,330     2,434,434    1,234,043       1.86x          152,853
     61          87.9%        6/30/2005      3,260,972     2,179,886     950,647        1.60x          130,439
     66          88.8%        6/30/2005      2,766,556     1,637,865    1,018,029       1.84x          110,662
     67          92.5%        8/11/2005      1,024,793      233,596      771,627        2.24x           5,660
     69          100.0%       10/1/2005       924,421       44,072       841,395        2.54x           7,418
     74          100.0%       10/1/2005       786,366       37,068       718,546        2.49x           5,046
     76          97.3%        7/28/2005      1,214,822      624,347      497,050        1.27x          14,610
     86          95.5%        6/22/2005       670,529       192,525      458,460        2.20x           3,020
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================

                         U/W
                     REPLACEMENT
                       RESERVES                       MOST               MOST         MOST           FULL               FULL
                       PER UNIT/                     RECENT             RECENT       RECENT          YEAR               YEAR
  SEQUENCE            SF/PAD/KEY                 STATEMENT TYPE        END DATE        NOI         END DATE              NOI
  --------            ----------                 --------------        --------        ---         --------              ---

     1                    0.20                 Trailing 12 Months      6/30/2005     8,913,486     12/31/2004          8,494,823
     13                  143.87              Annualized Most Recent    6/30/2005     3,104,010     12/31/2004          1,447,419
     26                  184.02              Annualized Most Recent    6/30/2005     1,825,058     12/31/2004          1,605,597
     37                   0.10               Annualized Most Recent    5/31/2005     1,909,894     12/31/2004          1,266,476
     56                 1,140.18               Trailing 12 Months      6/30/2005     1,582,948     12/31/2004          1,280,620
     58                 1,329.16               Trailing 12 Months      6/30/2005     1,457,927     12/31/2004          1,083,512
     61                  995.72                Trailing 12 Months      6/30/2005     1,231,579     12/31/2004          1,137,336
     66                  996.95                Trailing 12 Months      6/30/2005     1,618,210     12/31/2004          1,324,209
     67                   0.08
     69                   0.15
     74                   0.15
     76                   0.15                 Trailing 12 Months      5/31/2005      744,919      12/31/2004           702,057
     86                   0.10               Annualized Most Recent     3/7/2005      571,745      12/31/2002           190,153
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                        LARGEST
                                                           LARGEST      TENANT                   LARGEST
                                                           TENANT        % OF                    TENANT
                                                           LEASED        TOTAL                    LEASE
  SEQUENCE    LARGEST TENANT                                 SF            SF                   EXPIRATION
  --------    --------------                                 --            --                   ----------

     1        CIBC World Market Corp.                       95,061         24%                  9/30/2011
     13
     26
     37       Elizabeth Arden                              399,182         100%                 9/30/2013
     56
     58
     61
     66
     67       Publix                                        38,997         55%                  11/30/2024
     69
     74
     76       Dillon Companies                              60,924         63%                  10/31/2015
     86       Pier 1                                        9,460          31%                  5/31/2014
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                                   SECOND
                                                      SECOND       LARGEST             SECOND
                                                      LARGEST      TENANT              LARGEST
                                                      TENANT        % OF               TENANT
                                                      LEASED        TOTAL               LEASE
  SEQUENCE    LARGEST TENANT                            SF            SF              EXPIRATION
  --------    --------------                            --            --              ----------

     1       Atari Inc.                                90,000        23%              12/31/2006
     13
     26
     37
     56
     58
     61
     66
     67      El Jalisciense Mex Rest                   4,000          6%               3/31/2010
     69
     74
     76      Hollywood Video                           7,700          8%               3/9/2007
     86      Mattress Firm                             5,600         19%               7/31/2009
----------------------------------------------------------------------------------------------------------

==========================================================================================================

                                                                       THIRD
                                                           THIRD       LARGEST    THIRD
                                                           LARGEST     TENANT     LARGEST
                                                           TENANT       % OF      TENANT
              THIRD                                        LEASED       TOTAL      LEASE        % OF
  SEQUENCE    LARGEST TENANT                                 SF           SF     EXPIRATION     POOL
  --------    --------------                                 --           --     ----------     ----

     1        Turner Broadcasting                          34,779        9%       1/31/2013     5.9%
     13                                                                                         1.9%
     26                                                                                         1.2%
     37                                                                                         0.8%
     56                                                                                         0.5%
     58                                                                                         0.5%
     61                                                                                         0.4%
     66                                                                                         0.4%
     67       Paradise Video                               3,200         5%       1/31/2010     0.4%
     69                                                                                         0.4%
     74                                                                                         0.3%
     76       Dollar Tree                                  4,175         4%      10/31/2006     0.3%
     86       Payless Shoesource                           2,800         9%       4/30/2009     0.2%
---------------------------------------------------------------------------------------------------------

=========================================================================================================

                                     ANNEX A
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                 LOAN
  SEQUENCE      NUMBER    LOAN ORIGINATOR      PROPERTY NAME                          PROPERTY ADDRESS                    COUNTY
  --------      ------    ---------------      -------------                          ----------------                    ------

     2          58849     Bank of America      One Renaissance Square                 Two North Central Avenue            Maricopa
     15         58795     Bank of America      Thunder Hollow Apartments              3228 Bristol Road                   Bucks
     25         58981     Bank of America      175 Remsen Street                      175 Remsen Street                   Kings
------------------------------------------------------------------------------------------------------------------------------------
                                               Totals/Weighted Average
====================================================================================================================================

(i) Administrative Fee Rate includes the Sub-Servicing Fee Rate.
(ii) For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day yr., or a 365-day yr., the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day yr. consisting of twelve
30-day months. The actual amortization would be longer.

                                                     ZIP                  PROPERTY
  SEQUENCE    CITY                     STATE         CODE                   TYPE                      PROPERTY SUBTYPE
  --------    ----                     -----         ----                   ----                      ----------------

     2        Phoenix                    AZ          85003                 Office                           CBD
     15       Bensalem                   PA          19020               Multifamily                       Garden
     25       Brooklyn                   NY          11201                 Office                           CBD
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================

                                      CUT-OFF
                   ORIGINAL             DATE       MATURITY DATE             LOAN            MORTGAGE   ADMINISTRATIVE
  SEQUENCE         BALANCE            BALANCE         BALANCE                TYPE              RATE       FEE RATE (i)
  --------         -------            -------         -------                ----              ----       ------------

     2           103,600,000        103,600,000     103,600,000          Interest Only         5.133%       0.021%
     15           33,500,000         33,500,000      32,654,216           IO, Balloon          5.430%       0.041%
     25           23,600,000         23,600,000      21,932,273           IO, Balloon          5.400%       0.041%
------------------------------------------------------------------------------------------------------------------------
                $160,700,000
========================================================================================================================

                     SUB-              NET                                  FIRST            INTEREST
                  SERVICING          MORTGAGE            NOTE              PAYMENT            ACCRUAL       MONTHLY
  SEQUENCE         FEE RATE            RATE              DATE                DATE            METHOD (ii)    PAYMENT
  --------         --------            ----              ----                ----            -----------    -------
     2              0.010%             5.112%         3/15/2005            5/1/2005          Actual/360     449,260
     15             0.030%             5.389%         5/18/2005            7/1/2005          Actual/360     188,741
     25             0.030%             5.359%         6/23/2005            8/1/2005          Actual/360     132,521
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================

             ORIGINAL    ORIGINAL                               REMAINING
              TERM TO   AMORTIZATION  INTEREST                   TERM TO
              MATURITY     TERM        ONLY       SEASONING      MATURITY      MATURITY
  SEQUENCE    (MONTHS)  (MOTHS)(ii)   PERIOD       (MONTHS)      (MONTHS)        DATE
  --------    --------  -----------   ------       --------      --------        ----

     2           84                     84            6             78         4/1/2012
     15          84        360          60            4             80         6/1/2012
     25          84        360          24            3             81         7/1/2012
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================

            CROSS-COLLATERALIZED    RELATED
  SEQUENCE         LOANS              LOANS     PREPAYMENT PENALTY DESCRIPTION (PAYMENTS)   YIELD MAINTENANCE TYPE
  --------         -----              -----     -----------------------------------------   ----------------------

     2                                                 LO(78)/OPEN(6)/DEFEASANCE
     15                                                LO(81)/OPEN(3)/DEFEASANCE
     25                                                LO(79)/OPEN(5)/DEFEASANCE
------------------------------------------------------------------------------------------------------------------

==================================================================================================================

                                     ANNEX A
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                                                                                     APPRAISAL          APPRAISAL
   SEQUENCE     NUMBER    LOAN ORIGINATOR    PROPERTY NAME                           VALUE (iv)            DATE
   --------     ------    ---------------    -------------                           ----------            ----

     2           58849    Bank of America    One Renaissance Square                 129,500,000         2/17/2005
     15          58795    Bank of America    Thunder Hollow Apartments               43,000,000         1/28/2005
     25          58981    Bank of America    175 Remsen Street                       30,200,000         4/28/2005
-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================

                                                                           TOTAL                                           LOAN
                                                                           UNITS/         UNITS/                       BALANCE PER
                                                                            SF/            SF/                          UNIT/SF/
               CUT-OFF DATE LTV    BALLOON OR ARD       YEAR BUILT/         PADS/          PADS/       NET RENTABLE        PAD/
  SEQUENCE         RATIO (iv)        LTV RATIO           RENOVATED          KEYS           KEYS          AREA (SF)         KEY
  --------         ----------        ---------           ---------          ----           ----          ---------         ---

     2               80.0%              80.0%              1987            491,623          SF            491,623          211
     15              77.9%              75.9%            1974/2004           301           Units          358,385        111,296
     25              78.1%              72.6%              1961            129,256          SF            129,256          183
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                                                                           U/W
                                                                                                                       REPLACEMENT
                                OCCUPANCY                                                                 U/W            RESERVES
                 OCCUPANCY        AS OF          U/W           U/W          U/W           U/W         REPLACEMENT        PER UNIT/
  SEQUENCE        PERCENT          DATE        REVENUES      EXPENSES     CASH FLOW       DSCR          RESERVES        SF/PAD/KEY
  --------        -------          ----        --------      --------     ---------       ----          --------        ----------

     2             98.0%        6/28/2005     11,572,142     4,214,492    6,672,926       1.24x          98,325            0.20
     15            94.4%         5/2/2005      4,056,321     1,353,139    2,618,902       1.16x          84,280           280.00
     25            98.4%         4/1/2005      3,498,382     1,447,962    1,911,213       1.20x          25,851            0.20
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                         MOST                MOST         MOST            FULL                 FULL
                        RECENT              RECENT       RECENT           YEAR                 YEAR
  SEQUENCE          STATEMENT TYPE         END DATE        NOI          END DATE               NOI
  --------          --------------         --------        ---          --------               ---

     2                 Full Year           12/31/2004    5,113,466     12/31/2003           5,003,480
     15                Full Year           12/31/2004    2,361,725     12/31/2003           2,226,525
     25          Annualized Most Recent    3/31/2005     1,956,784     12/31/2004           1,718,377
---------------------------------------------------------------------------------------------------------------

===============================================================================================================

                                                                        LARGEST
                                                           LARGEST      TENANT                   LARGEST
                                                           TENANT        % OF                    TENANT
                                                           LEASED        TOTAL                    LEASE
  SEQUENCE    LARGEST TENANT                                 SF            SF                   EXPIRATION
  --------    --------------                                 --            --                   ----------

     2         Quarles & Brady Streich Lang                161,300         33%                  4/30/2015
     15
     25        Women's Prison Assoc.                        10,806          8%                  8/31/2008
------------------------------------------------------------------------------------------------------------

============================================================================================================

                                                                   SECOND
                                                      SECOND       LARGEST             SECOND
                                                      LARGEST      TENANT              LARGEST
                                                      TENANT        % OF               TENANT
                                                      LEASED        TOTAL               LEASE
  SEQUENCE    LARGEST TENANT                            SF            SF              EXPIRATION
  --------    --------------                            --            --              ----------

     2         Bryan Cave LLP                         103,353        21%              4/30/2017
     15
     25        Barretta Research                       10,806        8%               9/30/2008
--------------------------------------------------------------------------------------------------

==================================================================================================

                                                                       THIRD
                                                           THIRD       LARGEST    THIRD
                                                           LARGEST     TENANT     LARGEST
                                                           TENANT       % OF      TENANT
              THIRD                                        LEASED       TOTAL      LEASE        % OF
  SEQUENCE    LARGEST TENANT                                 SF           SF     EXPIRATION     POOL
  --------    --------------                                 --           --     ----------     ----

     2         Ernst & Young U.S., LLP                     50,203        10%      6/30/2010     5.2%
     15                                                                                         1.7%
     25        Osborne Association                         10,806        8%       6/30/2008     1.2%
------------------------------------------------------------------------------------------------------

======================================================================================================